Trade Accounts Payable	12 Months Ended
Dec. 31, 2024
Disclosure Of Trade Accounts Payables [Abstract]
Trade Accounts Payable
16.	Trade Accounts Payable
As of December 31, the trade accounts payable of the Group are stated in the following currencies:

In thousands of soles	2024	2023	2022
Soles	300,068	219,546	199,582
U.S. dollars	73,537	62,786	31,217
COP	438,871	408,018	233,627
Euros	—	461	—
MXN	121,530	62,444	48,234

	934,006	753,255	512,660

Current	931,265	749,349	512,587

Non-current	2,741	3,906	73

Trade accounts payable are mainly related to the acquisition of supplies, materials and services for the Group’s performance. These accounts payable have current maturity and do not bear interest and generally have payment terms of 108 days, 78 days and 170 days in the subsidiaries located in Peru, Mexico and Colombia, respectively, including the supplier finance arrangement of the Group.
As of December 31, 2024, 2023 and 2022, they include: (i) medical fees payable by the Peruvian, Colombian and Mexican subsidiaries amounting to S/ 46,364 thousand, S/ 28,652 thousand and S/ 23,840 thousand, respectively, and (ii) contract liabilities related to the advance consideration received from patients for healthcare services, for which revenue is recognized over time amounting to S/ 23,800 thousand, S/ 17,291 thousand and S/ 14,222 thousand, respectively. They are stated in soles, COP and MXN and have current maturity.
Likewise, the Group participates in a supplier finance arrangement under which its suppliers may elect to receive early payment of their invoices from a bank by factoring their receivables from the Group. Under the arrangement, a bank agrees to pay amounts to a participating supplier in respect of invoices owed by the Group and receives settlement from the Group later. The principal purpose of this program is to facilitate efficient payment processing and provide the willing suppliers early payment terms, compared with the related invoice payment due date. The Group has not derecognized the original trade payables relating to the arrangement because neither a legal release was obtained nor was the original liability substantially modified on entering into the arrangement. From the Group’s perspective, the arrangement does not significantly extend payment terms beyond the normal terms agreed with other suppliers that are not participating. All payables under the arrangement are classified as current as at 31 December 2024, 2023 and 2022. As of December 31, 2024, December 31, 2023 and December 31, 2022, the amounts related to supplier factoring facility are S/ 155,887 thousand, S/ 107,996 thousand and S/ 64,789 thousand, respectively. The payments to the bank are included within operating cash flows because they continue to be part of the normal operating cycle of the Group and their principal nature remains operating – i.e., payments for the purchase of goods and services. The payments to a supplier by the bank are considered non-cash
transactions and amounted to S/ 477,849 thousand, S/ 306,660 thousand and S/ 281,788 thousand at December 31, 2024, December 31, 2023 and December 31, 2022, respectively.
As of December 31, 2024, 2023 and 2022 the
non-current
portion corresponds to payments agreements with suppliers of the Colombian subsidiaries with maturities between 12 and 36 months.